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                                                                    EXHIBIT 10.1


                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                    TEKELEC


         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                                                             Warrant to Purchase
                                                  30,000 Shares of Common Stock*


                                     TEKELEC

                    INCORPORATED UNDER THE LAWS OF THE STATE

                                  OF CALIFORNIA

                            Void after July 24, 2004



         THE WARRANT evidenced by this Certificate has been issued for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and was granted on July 24, 1997.

         THIS CERTIFICATE evidences the right of ____________________ (the "Holder") to purchase 30,000* shares of Common Stock, without par value (the "Shares"), of Tekelec, a California corporation (the "Company"), at a price of $28.15625* per Share, subject, however, to the terms and conditions hereinafter set forth.

         1.Definitions. As used in this Certificate:

         (a)      "Warrant" shall mean the rights evidenced by this Certificate.

         (b) "Warrant Price" shall mean $28.15625,* as adjusted in accordance with Section 5 hereof.

__________________________________

* All references to the number of shares subject to the Warrant and to the exercise price of the Warrant have been adjusted to reflect the two-for-one stock split effected in August 1997.

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         2. Term of Warrant. The Warrant may be exercised only during the period commencing on September 30, 1997 through the close of business on July 24, 2004 (the "Warrant Term") and may be exercised only in accordance with the terms and conditions hereinafter set forth.

         3. Exercise of Warrant. The Warrant shall be exercisable as follows:

                  (a) Right to Exercise. The Warrant shall vest and become exercisable cumulatively in 12 equal quarterly installments with the first installment vesting on September 30, 1997 and one additional installment vesting on the last day of each calendar quarter thereafter so long as the Holder remains _______________________________.

                  Notwithstanding the foregoing, if the Holder shall cease to be _________________ of the Company for any reason or no reason ("Termination"), whether such Termination is permanent or temporary, then after the effective date of such Termination and through the end of the Warrant Term the Holder may exercise the Warrant to purchase only such number of Shares that the Holder would have been entitled to purchase on the effective date of such Termination as determined in accordance with the immediately preceding sentence. To the extent that the Holder shall not have been entitled to exercise any portion of the Warrant on the effective date of such Termination, such portion shall be deemed to have expired unexercised on such effective date.


                  (b) Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange. The Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Certificate, properly endorsed, with the form of subscription attached to this Certificate duly executed by the Holder, at the principal office of the Company, and by the payment to the Company by check of the then applicable Warrant Price. In the event of any exercise of the Warrant, certificates for the Shares so purchased shall be delivered to the Holder within a reasonable time after the Warrant has been so exercised and, unless the Warrant has expired, a new certificate representing the right to purchase the number of Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such time. All such new certificates shall be dated the date hereof and shall be identical to this Certificate except as to the number of Shares issuable pursuant thereto.

                  (c) Restrictions on Exercise. The Warrant may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of the Warrant, the Company may require the Holder to make such representations and warranties to the Company as may be required by applicable law or regulation.

         4. Shares Fully Paid; Reservation of Shares. The Company covenants and agrees that all Shares will, upon issuance and payment in accordance herewith, be fully paid, validly issued and nonassessable. The Company further covenants and agrees that during the Warrant Term the Company will at all times have authorized and reserved for the purpose of issue upon exercise of the Warrant at least the maximum number of Shares as are issuable upon the exercise of the Warrant.





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         5. Adjustment of Purchase Price and Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  (a) Subdivision or Combination of Shares. If the Company at any time while the Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price shall be adjusted to that price determined by multiplying the Warrant Price in effect immediately prior to such subdivision or combination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such subdivision or combination and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such subdivision or combination.

                  (b) Certain Dividends and Distributions. If the Company at any time while the Warrant is outstanding and unexpired shall take a record of the holders of its Common Stock for the purpose of:

                           (i) Stock Dividends. Entitling them to receive a
dividend payable in, or other distribution without consideration of, Common Stock, then the Warrant Price shall be adjusted to that price determined by multiplying the Warrant Price in effect immediately prior to each dividend or distribution by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution; or

                          (ii)    Distribution of Assets, Securities, etc.
Making any distribution without consideration with respect to its Common Stock (other than a cash dividend) payable other than in its Common Stock, the Holder shall, upon the exercise hereof, be entitled to receive, in addition to the number of Shares receivable upon such exercise, and without payment of any additional consideration therefor, such assets or securities as would have been payable to the Holder as owner of that number of Shares receivable by exercise of the Warrant had the Holder been the holder of record of such Shares on the record date for such distribution, and an appropriate provision therefor shall be made a part of any such distribution.

                  (c) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to Subsections (a) or (b)(i) of this Section 5, the number of Shares purchasable hereunder shall be adjusted to that number determined by multiplying the number of Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately following such adjustment.

                  (d) Notice. In case at any time during the Warrant Term:

                           (i) The Company shall pay any dividend payable in
stock upon its Common Stock or make any distribution, excluding a cash dividend, to the holders of its Common Stock;



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                           (ii) The Company shall offer for subscription pro
rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                           (iii) There shall be any reclassification of the
Common Stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

                           (iv) There shall be a voluntary or involuntary
dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to the Holder at least ten days' prior written notice (or, in the event of notice pursuant to Section 5(d)(iii), at least 30 days' prior written notice) of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect to any such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up. Such notice shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given personally or by first-class, registered or certified mail or similar delivery service, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company.

                  (e) No Change in Certificate. The form of this Certificate need not be changed because of any adjustment in the Warrant Price or in the number of Shares purchasable upon exercise of any or all of the Warrant. The Warrant Price or the number of Shares shall be considered to have been so changed as of the close of business on the date of adjustment.

         6. Consolidation, Merger or Reclassification. If the Company at any time while the Warrant remains outstanding and unexpired shall propose to dissolve, liquidate or sell all or substantially all of its assets or merge, consolidate or reorganize the Company with or into another corporation as a result of which the Company is not the surviving corporation or as a result of which the outstanding shares are exchanged for or converted into cash or property or securities not of the Company, the Warrant shall terminate 30 days after notice thereof is given by the Company to the Holder, unless the Holder waives such 30 day period, and the Holder shall have the right to exercise the Warrant as to all or any part of the Shares, including Shares which have not vested at such time (in accordance with Section 3(a)) until such date of termination.

         7. Fractional Shares. No fractional Shares will be issued in connection with any exercise of the Warrant, rather, in lieu of such fractional Shares, the Company shall make a cash payment therefor upon the basis of the fair market value of the Shares at the time of such exercise, as determined in good faith by the Company's Board of Directors.



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         8. Nontransferability of Warrants. The Warrants may be exercised during the lifetime of the Holder only by the Holder, and may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, in whole or in part, either voluntarily or involuntarily by operation of law, other than by will or the laws of descent or distribution, without the prior written consent of the Company, which consent may be granted or withheld by the Company in its sole discretion.

         9. No Rights as Shareholder. The holder of the Warrant, as such, shall not be entitled to vote or receive dividends or be considered a shareholder of the Company for any purpose, nor shall anything in the Warrant be construed to confer on such holder, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, to receive notice of meetings of shareholders, to receive dividends or subscription rights or otherwise.

         10. Continuation as __________. This Certificate shall confer not upon the Holder any right to continue or be nominated as ____________ of the Company or limit in any respect the right of the Company to remove the Holder as _______________ of the Company at any time.

         11. Miscellaneous Provisions.

                  (a) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of loss, theft or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of the Warrant, the Company at its expense will execute and deliver, in lieu of the Warrant, a new Warrant of like tenor.

                  (b) Governing Law. The Warrant shall be governed by and construed and enforced in accordance with the internal laws, and not the laws pertaining to choice or conflicts of laws, of the State of California.

         Warrant Certificate dated as of August 25, 1997.



                                 TEKELEC





                                 By: /s/ Allan J. Toomer
                                    ---------------------------------------
                                     Allan J. Toomer, President

ATTEST:

/s/ Ronald W. Buckly
--------------------------------
Ronald W. Buckly, Secretary



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                                     TEKELEC

                               SUBSCRIPTION FORM

         (To be completed and signed only upon exercise of the Warrant)


TO:      Tekelec
         26580 West Agoura Road
         Calabasas, CA  91302


         Attention: Secretary


          The undersigned, the holder of the attached Warrant, hereby irrevocably elects to exercise the right of purchase represented by such Warrant for, and to purchase thereunder, _______* shares of Tekelec Common Stock and herewith makes payment of $___________ for those shares, and requests that the certificate(s) for those shares be issued in the name of and delivered to:



                         (Please print name and address)


                      ------------------------------------


                      ------------------------------------


                      ------------------------------------


                      ------------------------------------





Dated:
       ---------------------
                                          --------------------------------------
                                          Signature


                                          --------------------------------------
                                          Print Name


----------------
* Insert here the number of shares called for on the face of the Warrant (or in the case of partial exercise, that portion as to which the Warrant is being exercised), without making any adjustment for additional Common Stock or any other securities or property which, under the adjustment provisions of the Warrant, may be deliverable upon exercise.

                           SCHEDULE OF WARRANTHOLDERS





                                                                                       No. of Shares
Names of Warrantholders                                                             Subject to Warrants
-----------------------                                                             -------------------
Robert V. Adams(1)                                                                          30,000

Jean-Claude Asscher(1)                                                                      30,000

Daniel L. Brenner(1)                                                                        30,000

Howard Oringer(1)                                                                           30,000

Jon F. Rager(1)                                                                             30,000

Ronald W. Buckly(2)                                                                         30,000
                                                                                            ------

                                  TOTAL                                                    180,000
                                                                                           =======

--------------------------

(1) Section 3(a) of the Warrant granted to such person provides that vesting shall continue so long as such person remains a member of the Company's Board of Directors. Section 10 of such Warrant provides that the warrant certificate does not confer upon the Holder any right to continue or be nominated as a director of the Company or limit in any respect the right of the Company to remove the Holder as a director of the Company at any time.

(2) Section 3(a) of the Warrant granted to such person provides that vesting shall continue so long as such person remains as the Company's Corporate Secretary. Section 10 of such Warrant provides that the warrant certificate does not confer upon the Holder any right to continue or be nominated as Corporate Secretary of the Company or limit in any respect the right of the Company to remove the Holder as the Corporate Secretary of the Company at any time.